MERIDIAN FUND, INC.®

MERIDIAN EQUITY INCOME FUND®

CLASS A SHARES: MRAEX; CLASS C SHARES: MRCEX

MERIDIAN GROWTH FUND®

CLASS A SHARES: MRAGX; CLASS C SHARES; MRCGX

MERIDIAN CONTRARIAN FUND

CLASS A SHARES: MFCAX; CLASS C SHARES:MFCCX

MERIDIAN SMALL CAP GROWTH FUND

CLASS A SHARES: MSGAX; CLASS C SHARES: MSGCX

PROSPECTUS

July 1, 2015

This Prospectus contains essential information for anyone considering an investment in the Funds.

Please read this document carefully and retain it for future reference.

Arrowpoint Asset Management, LLC

(the “Investment Adviser”)

website: www.meridianfund.com

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MERIDIAN FUND, INC.®

FUND SUMMARY

MERIDIAN EQUITY INCOME FUND

Investment Objective

The MERIDIAN EQUITY INCOME FUND seeks long-term growth of capital along with income as a component of total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares
Maximum Sales Charge (Load) on Purchases	5.75%		NONE
Maximum Deferred Sales Charge (Load)	NONE		1.00%
Redemption Fee (as a percentage of amount redeemed, if you sell or exchange your shares within 60 days of purchase)	2.00%		NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.97%		0.97%
Distribution (Rule 12b-1) Fees	0.25%		1.00%
Other Expenses	4.19%		2.17%
Shareholder Servicing Fee[1]	0.05%		0.05%
Other	4.14%		2.12%
Total Annual Fund Operating Expenses	5.41%		4.14%
Fee Waivers and/or Expense Reimbursements	(3.81)%		(2.14)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.60%	[3]	2.00%	[3]

[1]	The fund may pay up to 0.05% for the provision of shareholder services for Class A and Class C shares. This limitation may not be amended or withdrawn until one year after the date of this prospectus.
[2]

The Investment Adviser has agreed to waive a portion of the investment advisory and/or administration fees and/or reimburse other expenses of the Meridian Equity Income Fund so that the ratio of expenses to average net assets of the Meridian Equity Income Fund (excluding acquired fund fees) does not exceed 1.60% for Class A and 2.00% for Class C. These expense limitations may not be amended or withdrawn until October 30, 2016.

1	Meridian Equity Income Fund

[3]

For a period not to exceed three (3) years on which a waiver of reimbursement in excess of the expense limitation is made by the Investment Adviser, the Fund will carry forward, and may repay the Investment Adviser such amounts; provided that the Fund is able to effect such reimbursement and maintain the expense limitation in effect at the time of the waiver.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class C shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same and the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement shown above will only be in place for the length of the current commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$728	$1,779	$2,820	$5,387
Class C Shares	$303	$1,063	$1,938	$4,193

You would pay the following expenses if you did not redeem your shares of the Fund:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$728	$1,779	$2,820	$5,387
Class C Shares	$203	$1,063	$1,938	$4,193

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2014, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of dividend-paying equity securities of U.S. companies that have the potential for capital appreciation and which the Investment Adviser believes may have the capacity to raise dividends in the future. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. Equity securities include, but are not limited to, common and preferred stocks as well as convertible securities in domestic and foreign companies. The Fund may invest in securities of companies with any capitalization across a broad range of industries. These may include companies that are relatively small in terms of assets, revenues and earnings.

Meridian Equity Income Fund	2

The mix of the Fund’s investments at any time will depend on the industries and types of securities the Investment Adviser believes hold the most potential for achieving the Fund’s investment objective. The Fund may invest up to 25% of its total assets, calculated at the time of purchase, in securities of foreign companies, including emerging market companies. The Fund may also invest its assets in debt or fixed income securities including higher yield, higher risk, lower rated or unrated corporate bonds commonly referred to as “junk bonds.” These are bonds that are rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) or BB or below by Standard and Poor’s Ratings Services (“S&P”) or are in default or unrated but of comparable quality as determined by the Investment Adviser. The Fund generally sells investments when the Investment Adviser concludes that the long-term growth or dividend prospects of the company have deteriorated, or the issuer’s circumstances or the political or economic outlook relative to the security have changed, and better investment opportunities exist in other securities.

Principal Investment Risks

There are risks involved with any investment. The principal risks associated with an investment in the Fund, which could adversely affect its net asset value, yield and return, are set forth below. Please see the section “Further Information About Principal Risks” in this Prospectus for a more detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

An investment in the Fund may lose money and is not a deposit of a bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Investment Strategy Risk — The Investment Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective of long-term growth of capital along with income as a component of total return. There is no assurance that the Investment Adviser’s investment strategies or securities selection method will achieve that investment objective.

Equity Securities Risk — Equity securities fluctuate in price and value in response to many factors including historical and prospective earnings of the issuer and its financial condition, the value of its assets, general economic conditions, interest rates, investors’ perceptions and market liquidity.

Market Risk — The value of the Fund’s investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. As a result, the value of your investment in the Fund may be more or less than your purchase price.

Income Risk — The Fund may not be able to pay distributions or may have to reduce its distribution level if the amount of dividends and/or interest received by the Fund on the securities it holds declines or is insufficient to pay such distributions.

Small Company Risk — Generally, the smaller the capitalization of a company, the greater the risk associated with an investment in the company. The stock prices of small capitalization and newer companies tend to fluctuate more than those of larger capitalized and/or more established companies and generally have a smaller market for their shares than do large capitalization companies.

Foreign Securities Risk — Investments in foreign securities may be subject to more risks than those associated with U.S. investments, including currency fluctuations, political and economic instability and differences in accounting, auditing and financial reporting standards. Foreign securities may be less liquid

3	Meridian Equity Income Fund

than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. In addition, emerging market securities involve greater risk and more volatility than those of companies in more developed markets. Significant levels of foreign taxes are also a risk related to foreign investments.

High Yield Bond Risk — Debt securities that are rated below investment grade (commonly referred to as “junk bonds”) involve a greater risk of default or price declines than investment grade securities. The market for high-yield, lower rated securities may be smaller and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

Debt Securities Risk — Debt securities are subject to credit risk, interest rate risk and liquidity risk. Credit risk is the risk that the entity that issued a debt security may become unable to make payments of principal and interest when due and includes the risk of default. Interest rate risk is the risk of losses due to changes in interest rates. Liquidity risk is the risk that the Fund may not be able to sell portfolio securities because there are too few buyers for them.

Performance

The bar chart and table below show the Fund’s historical performance and provides an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund’s Class A shares from year-to-year. Performance information for the Class C shares of the Fund is not shown because such class had not commenced operations as of the date of this Prospectus. Prior to July 1, 2015, the Class A shares were known as Advisor Class shares. The performance of the Class C shares would have differed from the Class A shares only to the extent that the Class C shares have higher expenses than the Class A shares, which would have resulted in lower performance.

The table shows how the Fund’s average annual returns compare with those of the Fund’s benchmark, the S&P 500® Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by visiting www.meridianfund.com or by calling 1-800-446-6662.

Meridian Equity Income Fund	4

Year-by-Year Total Returns as of 12/31

During the period covered by this bar chart, the Fund’s Class A shares highest quarterly return was 2.89% (for the quarter ended June 30, 2014); and the lowest quarterly return was –0.55% (for the quarter ended September 30, 2014). For the period January 1, 2014 through December 31, 2014, the total return of the Fund’s Class A shares was 5.13%.

Average Annual Total Returns

(For the periods ended December 31, 2014)

MERIDIAN EQUITY INCOME FUND Class A Shares (11/15/2013)	1 Year	Life of Class
Return Before Taxes	(0.91)%	1.05%
Return After Taxes on Distributions	(5.48)%	(3.40)%
Return After Taxes on Distributions and Sale of Fund Shares[1]	2.73%	0.60%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	13.66%	15.09%

[1]

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than its returns after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred on the sale of the shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation

5	Meridian Equity Income Fund

and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Arrowpoint Asset Management, LLC.

Portfolio Manager

Minyoung Sohn, CFA, serves as Portfolio Manager of the Fund. Mr. Sohn, who joined the Investment Adviser in 2008 serves as Portfolio Manager of the Fund effective October 31, 2014.

For important information about “Purchase and Sale of Fund Shares”, “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries”, please turn to “Important Additional Information” on page 23 of this Prospectus.

Meridian Equity Income Fund	6

FUND SUMMARY

MERIDIAN GROWTH FUND

Investment Objective

The MERIDIAN GROWTH FUND seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares
Maximum Sales Charge (Load) on Purchases	5.75%		NONE
Maximum Deferred Sales Charge (Load)	NONE		1.00%
Redemption Fee (as a percentage of amount redeemed, if you sell or exchange your shares within 60 days of purchase)	2.00%		NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.76%		0.76%
Distribution (Rule 12b-1) Fees	0.25%		1.00%
Other Expenses	0.46%		1.73%
Shareholder Servicing Fee[1]	0.05%		0.05%
Other	0.41%		1.68%
Total Annual Fund Operating Expenses	1.47%		3.49%
Fee Waivers and/or Expense Reimbursements and Recoupment	0.08%		(1.24)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement and Recoupment[2]	1.55%	[3]	2.25%	[3]

[1]	The fund may pay up to 0.05% for the provision of shareholder services for Class A and Class C shares. This limitation may not be amended or withdrawn until one year after the date of this prospectus.
[2]

The Investment Adviser has agreed to waive a portion of the investment advisory and/or administration fees and/or reimburse other expenses of the Meridian Growth Fund so that the ratio of expenses to average net assets of the Meridian Growth Fund (excluding acquired fund fees) does not exceed 1.55% for Class A and 2.25% for Class C. These expense limitations may not be amended or withdrawn until October 30, 2016.

7	Meridian Growth Fund

[3]

For a period not to exceed three (3) years on which a waiver of reimbursement in excess of the expense limitation is made by the Investment Adviser, the Fund will carry forward, and may repay the Investment Adviser such amounts; provided that the Fund is able to effect such reimbursement and maintain the expense limitation in effect at the time of the waiver.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A shares or Class C shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same and the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement shown above will only be in place for the length of the current commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$724	$1,020	$1,339	$2,238
Class C Shares	$328	$956	$1,706	$3,683

You would pay the following expenses if you did not redeem your shares of the Fund:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$724	$1,020	$1,339	$2,238
Class C Shares	$228	$956	$1,706	$3,683

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2014, the Fund’s portfolio turnover rate was 96% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of publicly traded common stocks of U.S. companies. Under normal circumstances, the Fund emphasizes small- and mid-capitalization growth companies that the Investment Adviser believes may have prospects for above-average growth in revenues and earnings because of many factors, including high sales growth, high unit growth, industry growth, high or improving returns on assets and equity and a strong balance sheet. The Fund may invest in securities of companies with any capitalization across a broad range of industries, though it typically emphasizes small- and mid-capitalization companies. These may include companies that are relatively small

Meridian Growth Fund	8

in terms of total assets, revenues and earnings. The mix of the Fund’s investments at any time will depend on the industries and types of securities the Investment Adviser believes hold the most potential for achieving the Fund’s investment objective. The Fund may invest up to 25% of its total assets, calculated at the time of purchase, in securities of foreign companies, including emerging market companies. The Fund generally sells investments when the Investment Adviser concludes that better investment opportunities exist in other securities, the security is fully valued, or the issuer’s circumstances or the political or economic outlook have changed.

Principal Investment Risks

There are risks involved with any investment. The principal risks associated with an investment in the Fund, which could adversely affect its net asset value, yield and return, are set forth below. Please see the section “Further Information About Principal Risks” in this Prospectus for a more detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

An investment in the Fund may lose money and is not a deposit of a bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Investment Strategy Risk — The Investment Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective of long-term growth of capital. There is no assurance that the Investment Adviser’s investment strategies or securities selection method will achieve that investment objective.

Equity Securities Risk — Equity securities fluctuate in price and value in response to many factors including historical and prospective earnings of the issuer and its financial condition, the value of its assets, general economic conditions, interest rates, investors’ perceptions and market liquidity.

Market Risk — The value of the Fund’s investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. As a result, the value of your investment in the Fund may be more or less than your purchase price.

Growth Securities Risk — Because growth securities typically trade at a higher multiple of earnings than other types of securities, the market values of growth securities may be more sensitive to changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Small Company Risk — Generally, the smaller the capitalization of a company, the greater the risk associated with an investment in the company. The stock prices of small capitalization and newer companies tend to fluctuate more than those of larger capitalized and/or more established companies and generally have a smaller market for their shares than do large capitalization companies.

Foreign Securities Risk — Investments in foreign securities may be subject to more risks than those associated with U.S. investments, including currency fluctuations, political and economic instability and differences in accounting, auditing and financial reporting standards. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times

9	Meridian Growth Fund

or prices. In addition, emerging market securities involve greater risk and more volatility than those of companies in more developed markets. Significant levels of foreign taxes are also a risk related to foreign investments.

Performance

The bar chart and table below show the Fund’s historical performance and provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund’s Class A shares from year-to-year. Performance information for the Class C shares of the Fund is not shown because such class had not commenced operations as of the date of this Prospectus. Prior to July 1, 2015, the Class A shares were known as Advisor Class shares. The performance of the Class C shares would have differed from the Class A shares only to the extent that the Class C shares have higher expenses than the Class A shares, which would have resulted in lower performance.

On November 1, 2013, the Fund’s benchmark changed from the Russell 2000® Index to the Russell 2500® Growth Index. The primary reason for this change is to compare the Fund to a benchmark that more closely aligns with the Fund’s current investment strategy. The table shows how the Fund’s average annual returns compare with those of the Russell 2500® Growth Index and the Russell 2000® Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by visiting www.meridianfund.com or by calling 1-800-446-6662.

Year-by-Year Total Returns as of 12/31

Meridian Growth Fund	10

During the period covered by this bar chart, the Fund’s Class A shares highest quarterly return was 9.99% (for the quarter ended December 31, 2014); and the lowest quarterly return was –2.49% (for the quarter ended September 30, 2014). For the period January 1, 2014 through December 31, 2014, the total return of the Fund’s Class A shares was 8.69%.

Average Annual Total Returns

(For the periods ended December 31, 2014)

MERIDIAN GROWTH FUND Class A Shares (11/15/13)	1 Year	Life of Class
Return Before Taxes	2.44%	6.09%
Return After Taxes on Distributions	(0.95)%	2.96%
Return After Taxes on Distributions and Sale of Fund Shares[1]	2.73%	3.91%
Russell 2500® Growth Index (reflects no deductions for fees, expenses or taxes)	7.05%	9.75%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	4.89%	8.46%

[1]

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than its returns after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred on the sale of the shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Arrowpoint Asset Management, LLC.

Portfolio Managers

Chad Meade serves as a Co-Portfolio Manager of the Fund. Mr. Meade, who joined the Investment Adviser in 2013, has served as a Co-Portfolio Manager of the Fund since September 5, 2013.

Brian Schaub, CFA, serves as a Co-Portfolio Manager of the Fund. Mr. Schaub, who joined the Investment Adviser in 2013, has served as a Co-Portfolio Manager of the Fund since September 5, 2013.

For important information about “Purchase and Sale of Fund Shares”, “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries”, please turn to “Important Additional Information” on page 23 of this Prospectus.

11	Meridian Growth Fund

FUND SUMMARY

MERIDIAN CONTRARIAN FUND

Investment Objective

The MERIDIAN CONTRARIAN FUND (formerly known as Meridian Value Fund) seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares
Maximum Sales Charge (Load) on Purchases	5.75%		1.00%
Maximum Deferred Sales Charge (Load)	NONE		NONE
Redemption Fee (as a percentage of amount redeemed, if you sell or exchange your shares within 60 days of purchase)	2.00%		NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%
Distribution (Rule 12b-1) Fees	0.25%		1.00%
Other Expenses	2.63%		1.76%
Shareholder Servicing Fee[1]	0.05%		0.05%
Other	2.58%		1.71%
Total Annual Fund Operating Expenses	3.88%		3.76%
Fee Waivers and/or Expense Reimbursements	(2.28)%		(1.56)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.60%	[3]	2.20%	[3]

[1]	The Fund may pay up to 0.05% for the provision of shareholder services for Class A and Class C shares. This limitation may not be amended or withdrawn until one year after the date of this prospectus.
[2].

The Investment Adviser has agreed to waive a portion of the investment advisory and/or administration fees and/or reimburse other expenses of the Meridian Contrarian Fund so that the ratio of expenses to average net assets of the Meridian Contrarian Fund (excluding acquired fund fees) does not exceed 1.60% for Class A and 2.20% for Class C. These expense limitations may not be amended or withdrawn until October 30, 2016.

[3]

For a period not to exceed three (3) years on which a waiver of reimbursement in excess of the expense limitation is made by the Investment Adviser, the Fund will carry forward, and may repay the Investment Adviser such amounts; provided that the Fund is able to effect such reimbursement and maintain the expense limitation in effect at the time of the waiver.

Meridian Contrarian Fund	12

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A shares or Class C shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same and the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement shown above will only be in place for the length of the current commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$728	$1,493	$2,275	$4,308
Class C Shares	$323	$1,006	$1,808	$3,902

You would pay the following expenses if you did not redeem your shares of the Fund:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$728	$1,493	$2,275	$4,308
Class C Shares	$223	$1,006	$1,808	$3,902

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2014, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of publicly traded common stocks of U.S. companies. Under normal circumstances, the Fund emphasizes stocks which the Investment Adviser believes are undervalued in relation to an issuer’s long-term earnings power or asset value, or the stock market in general. Securities in which the Fund invests may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the issuer of the security. The Fund may invest in securities of companies with any capitalization across a broad range of industries. The Fund intends to invest at least 65% of its total assets in common stocks and equity-related securities (such as convertible debt securities and warrants). The Fund may invest up to 35% of its total assets in debt or fixed income securities, including higher yield, higher risk, lower rated or unrated corporate bonds commonly referred to as “junk bonds.” These are bonds that are rated Ba or below by Moody’s or BB or below by S&P. The Fund may invest up to 10% of its total assets in securities rated Ca or below by Moody’s or C or below by S&P, or unrated but considered by the Investment

13	Meridian Contrarian Fund

Adviser to be of comparable quality. The Fund may also invest up to 25% of its total assets, calculated at the time of purchase, in securities of foreign companies, including emerging market companies. The Fund generally sells investments when (i) the Investment Adviser concludes that the company’s fundamentals are not meeting expectations; (ii) better investment opportunities exist; and/or (iii) the company’s business has improved and this, in the Investment Adviser’s opinion, is reflected in the share price.

Principal Investment Risks

There are risks involved with any investment. The principal risks associated with an investment in the Fund, which could adversely affect its net asset value, yield and return, are set forth below. Please see the section “Further Information About Principal Risks” in this Prospectus for a more detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

An investment in the Fund may lose money and is not a deposit of a bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Investment Strategy Risk — The Investment Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective of long-term growth of capital. There is no assurance that the Investment Adviser’s investment strategies or securities selection method will achieve that investment objective.

Equity Securities Risk — Equity securities fluctuate in price and value in response to many factors including historical and prospective earnings of the issuer and its financial condition, the value of its assets, general economic conditions, interest rates, investors’ perceptions and market liquidity.

Market Risk — The value of the Fund’s investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. As a result, the value of your investment in the Fund may be more or less than your purchase price.

Value Securities Risk — The market value of a value security may take longer than anticipated to rise, may decline or may fail to meet the Investment Adviser’s assessment of its potential value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Small Company Risk — Generally, the smaller the capitalization of a company, the greater the risk associated with an investment in the company. The stock prices of small capitalization and newer companies tend to fluctuate more than those of larger capitalized and/or more established companies and generally have a smaller market for their shares than do large capitalization companies.

Foreign Securities Risk — Investments in foreign securities may be subject to more risks than those associated with U.S. investments, including currency fluctuations, political and economic instability and differences in accounting, auditing and financial reporting standards. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. In addition, emerging market securities involve greater risk and more volatility than those of companies in more developed markets. Significant levels of foreign taxes are also a risk related to foreign investments.

Meridian Contrarian Fund	14

High Yield Bond Risk — Debt securities that are rated below investment grade (commonly referred to as “junk bonds”) involve a greater risk of default or price declines than investment grade securities. The market for high-yield, lower rated securities may be smaller and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

Debt Securities Risk — Debt securities are subject to credit risk, interest rate risk and liquidity risk. Credit risk is the risk that the entity that issued a debt security may become unable to make payments of principal and interest when due and includes the risk of default. Interest rate risk is the risk of losses due to changes in interest rates. Liquidity risk is the risk that the Fund may not be able to sell portfolio securities because there are too few buyers for them.

Performance

The bar chart and table below show the Fund’s historical performance and provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund’s Class A shares from year-to-year. Performance information for the Class C shares of the Fund is not shown because such class had not commenced operations as of the date of this Prospectus. Prior to July 1, 2015, the Class A shares were known as Advisor Class shares. The performance of the Class C shares would have differed from the Class A shares only to the extent that the Class C shares have higher expenses than the Class A shares, which would have resulted in lower performance.

On November 1, 2013, the Fund’s primary benchmark changed from the S&P 500® Index to the Russell 2500® Index. The S&P 500® Index now serves as the Fund’s secondary benchmark. The primary reason for this change is to compare the Fund to a primary benchmark that more closely aligns with the Fund’s current investment strategy. The table shows how the Fund’s average annual returns compare with those of the Russell 2500® Index and the S&P 500® Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by visiting www.meridianfund.com or by calling 1-800-446-6662.

15	Meridian Contrarian Fund

Year-by-Year Total Returns as of 12/31

During the period covered by this bar chart, the Fund’s Class A shares highest quarterly return was 7.29% (for the quarter ended December 31, 2014); and the lowest quarterly return was –4.65% (for the quarter ended September 30, 2014). For the period January 1, 2014 through December 31, 2014, the total return of the Fund’s Class A shares was 5.68%.

Average Annual Total Returns

(For the periods ended December 31, 2014)

MERIDIAN CONTRARIAN FUND Class A Shares (11/15/13)	1 Year	Life of Class
Return Before Taxes	(0.39)%	2.74%
Return After Taxes on Distributions	(4.36)%	(0.98)%
Return After Taxes on Distributions and Sale of Fund Shares[1]	2.96%	2.04%
Russell 2500® Growth Index (reflects no deductions for fees, expenses or taxes)	7.05%	9.75%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	4.89%	8.46%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Meridian Contrarian Fund	16

Management

Arrowpoint Asset Management, LLC.

Portfolio Managers

Larry Cordisco serves as a Co-Portfolio Manager of the Fund. Mr. Cordisco, who joined the Investment Adviser in 2013 when it acquired the asset management business of the previous investment adviser to the Fund, where he worked as an investment professional since 2012, has served as a Co-Portfolio Manager of the Fund since September 5, 2013.

James England, CFA, serves as a Co-Portfolio Manager of the Fund. Mr. England, who joined the Investment Adviser in 2013 when it acquired the asset management business of the previous investment adviser to the Fund, where he worked as an investment professional since 2001, has assisted with managing the Fund since 2001.

James O’Connor, CFA, serves as a Co-Portfolio Manager of the Fund. Mr. O’Connor, who joined the Investment Adviser in 2013 when it acquired the asset management business of the previous investment adviser to the Fund, where he worked as an investment professional since 2004, has assisted with managing the Fund since 2004.

For important information about “Purchase and Sale of Fund Shares”, “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries”, please turn to “Important Additional Information” on page 23 of this Prospectus.

17	Meridian Contrarian Fund

FUND SUMMARY

MERIDIAN SMALL CAP GROWTH FUND

Investment Objective

The MERIDIAN SMALL CAP GROWTH FUND seeks long-term growth of capital by investing primarily in equity securities of small capitalization companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares
Maximum Sales Charge (Load) on Purchases	5.75%		NONE
Maximum Deferred Sales Charge (Load)	NONE		1.00%
Redemption Fee (as a percentage of amount redeemed, if you sell or exchange your shares within 60 days of purchase)	2.00%		NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%
Distribution (Rule 12b-1) Fees	0.25%		1.00%
Acquired Fund Fees and Expenses	0.06%		0.06%
Other Expenses	0.33%		1.74%
Shareholder Servicing Fee[1]	0.05%		0.05%
Other	0.28%		1.69%
Total Annual Fund Operating Expenses	1.64%		3.80%
Fee Waivers and/or Expense Reimbursements	N.A.		(1.49)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.64%	[3]	2.31%	[3]

[1]	The Fund may pay up to 0.05% for the provision of shareholder services for Class A and Class C shares. This limitation may not be amended or withdrawn until one year after the date of this prospectus.
[2]

The Investment Adviser has agreed to waive a portion of the investment advisory and/or administration fees and/or reimburse other expenses of the Meridian Small Cap Growth Fund so that the ratio of expenses to average net assets of the Meridian Small Cap Growth Fund (excluding acquired fund fees) does not exceed 1.60% for Class A and 2.25% for Class C. These expense limitations may not be amended or withdrawn until October 30, 2016.

[3]

For a period not to exceed three (3) years on which a waiver of reimbursement in excess of the expense limitation is made by the Investment Adviser, the Fund will carry forward, and may repay the Investment Adviser such amounts; provided that the Fund is able to effect such reimbursement and maintain the expense limitation in effect at the time of the waiver.

Meridian Small Cap Growth Fund	18

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A shares or Class C shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same and the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement shown above will only be in place for the length of the current commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$732	$1,063	$1,415	$2,407
Class C Shares	$334	$1,024	$1,833	$3,942

You would pay the following expenses if you did not redeem your shares of the Fund:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$732	$1,063	$1,415	$2,407
Class C Shares	$234	$1,024	$1,833	$3,942

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2014, the Fund’s portfolio turnover rate was 78% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets, including the amount of any borrowings for investment purposes, in equity securities (including common stocks, preferred stocks and securities convertible into common and preferred stocks) of U.S. small capitalization companies. In the view of the Investment Adviser, small capitalization companies are defined as companies whose total market capitalization falls within the range of companies included in the Russell 2000® Growth Index or the S&P SmallCap 600® Index at the time of purchase. Both indices are broad indices of small capitalization stocks. As of September 30, 2014, the market capitalization of the companies in these indices ranged from approximately $50 million to $4.8 billion. The Fund may also invest up to 20% of its net assets in securities of companies of any market capitalization.

The portfolio managers apply a “bottom up” fundamental research process in selecting investments. In other words, the portfolio managers analyze individual companies to determine if a company presents an attractive investment opportunity and if it is consistent with the Fund’s investment strategies and policies.

19	Meridian Small Cap Growth Fund

Principal Investment Risks

There are risks involved with any investment. The principal risks associated with an investment in the Fund, which could adversely affect its net asset value, yield and return, are set forth below. Please see the section “Further Information About Principal Risks” in this Prospectus for a more detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

An investment in the Fund may lose money and is not a deposit of a bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Investment Strategy Risk — The Investment Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective of long-term growth of capital by investing primarily in equity securities of small capitalization companies. There is no assurance that the Investment Adviser’s investment strategies or securities selection method will achieve that investment objective.

Equity Securities Risk — Equity securities fluctuate in price and value in response to many factors including historical and prospective earnings of the issuer and its financial condition, the value of its assets, general economic conditions, interest rates, investors’ perceptions and market liquidity.

Market Risk — The value of the Fund’s investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. As a result, the value of your investment in the Fund may be more or less than your purchase price.

Growth Securities Risk — Because growth securities typically trade at a higher multiple of earnings than other types of securities, the market values of growth securities may be more sensitive to changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Small Company Risk — Generally, the smaller the capitalization of a company, the greater the risk associated with an investment in the company. The stock prices of small capitalization and newer companies tend to fluctuate more than those of larger capitalized and/or more established companies and generally have a smaller market for their shares than do large capitalization companies.

Performance

The bar chart and table below show the Fund’s historical performance and provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund’s Class A shares from year-to-year. Performance information for the Class C shares of the Fund is not shown because such class had not commenced operations as of the date of this Prospectus. Prior to July 1, 2015, the Class A shares were known as Advisor Class shares. The performance of the Class C shares would have differed from the Class A shares only to the extent that the Class C shares have higher expenses than the Class A shares, which would have resulted in lower performance.

The Fund’s Benchmark is the Russell 2000® Growth Index. Updated performance information for the Fund may be obtained by visiting www.meridianfund.com or by calling 1-800-446-6662.

Meridian Small Cap Growth Fund	20

Year-by-Year Total Returns as of 12/31

During the period covered by this bar chart, the Fund’s Class A shares highest quarterly return was 12.88% (for the quarter ended December 31, 2014); and the lowest quarterly return was –4.56% (for the quarter ended September 30, 2014). For the period January 1, 2014 through December 31, 2014, the total return of the Fund’s Class A shares was 19.90%.

Average Annual Total Returns

(For the periods ended December 31, 2014)

MERIDIAN SMALL CAP GROWTH FUND Class A Shares (12/16/13)	1 Year	Life of Class
Return Before Taxes	12.98%	17.32%
Return After Taxes on Distributions	11.77%	16.11%
Return After Taxes on Distributions and Sale of Fund Shares[1]	7.33%	12.64%
Russell 2500® Growth Index (reflects no deductions for fees, expenses or taxes)	7.05%	11.01%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	4.89%	8.72%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

21	Meridian Small Cap Growth Fund

Management

Arrowpoint Asset Management, LLC.

Portfolio Managers

Chad Meade serves as a Co-Portfolio Manager of the Fund. Mr. Meade, who joined the Investment Adviser in 2013, has served as a Co-Portfolio Manager of the Fund since inception.

Brian Schaub, CFA, serves as a Co-Portfolio Manager of the Fund. Mr. Schaub, who joined the Investment Adviser in 2013, has served as a Co-Portfolio Manager of the Fund since inception.

For important information about “Purchase and Sale of Fund Shares”, “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries”, please turn to “Important Additional Information” on page 23 of this Prospectus.

Meridian Small Cap Growth Fund	22

IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of Fund Shares

The following table shows the minimum investment amounts for purchasing share classes of the Funds.

Class	Minimum Initial Investment	Minimum Subsequent Investment
Class A Shares	$2,500[1]	$50
Class C Shares	$2,500[1]	$50

[1]	Certain tax-deferred retirement accounts or UGMA/UTMA accounts are subject to a $500 minimum.

The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part if, in the Investment Adviser’s or the Fund’s opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum.

You may purchase, redeem or exchange shares of the Funds on any business day, which is any day the New York Stock Exchange is open for business. Generally, you may purchase, redeem or exchange shares only through institutional channels, such as financial intermediaries and retirement platforms. The minimum investment for Class A shares and Class C shares is $2,500 per Fund account for non-retirement accounts. Certain tax-deferred retirement accounts or UGMA/UTMA accounts are subject to a $500 minimum. Investors in a defined contribution plan through a third-party administrator should refer to their plan document or contact their plan administrator for additional information. Accounts that are a part of certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

Tax Information

Any distributions you receive from a Fund will be taxable as ordinary income or capital gains or, in some cases, qualified dividend income subject to tax at maximum federal rates applicable to long term capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan. However, subsequent withdrawals from such a tax advantaged investment plan may be subject to federal income tax. You should consult your tax adviser about your specific tax situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related entities may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your advisor to recommend the Fund or one share class over another investment or share class, as applicable. Ask your advisor or financial intermediary for more information.

FURTHER INFORMATION ABOUT THE FUNDS’ INVESTMENT

OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

GENERAL

In selecting investments to achieve each Funds’ investment objective, the Investment Adviser considers issuer-specific criteria as well as the economic outlook and political conditions. Such issuer-specific criteria include the issuer’s growth relative to its price-earnings ratio, its financial strength and management practices and abilities, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock appreciation, other enterprise and market valuation criteria as well as the value of the investments relative to other comparable investment alternatives.

The proportions of a Fund’s assets invested in equity securities or cash equivalents, particular industries, and specific securities will shift from time to time in accordance with the Investment Adviser’s judgment. Each Fund’s investment policies other than those listed as “fundamental” in the Statement of Additional Information (“SAI”) may be changed by the Funds’ Board of Directors (the “Board”) without shareholder approval. The investment policy of the Meridian Small Cap Growth Fund concerning 80% of its “net assets, including the amount of any borrowings for investment purposes,” and Meridian Equity Income Fund concerning 80% of its “net assets” may also be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice. Each Fund’s investment objective is non-fundamental and may be changed by the Board without shareholder approval. Shareholders will receive at least 60 days’ prior notice of any change to a Fund’s investment objective. Any such changes may result in a Fund having investment objectives or policies different from those which you considered appropriate at the time you invested in the Fund.

Securities are determined by the Investment Adviser to be “U.S.” (or “Non-U.S.”) based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue, the location of its assets, its exposure to economic fortunes and risks of countries or geographic regions outside the United States and other relevant factors.

An investment or type of security specifically identified in the prospectus generally reflects a principal investment (i.e., an investment in which a Fund generally invests, or may invest, 10% or more of its total assets). Each Fund also may use certain types of investments and investing techniques that are described in more detail in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment (i.e., an investment in which a Fund generally invests less than 10% of its total assets). A description of the Funds’ policies regarding disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI and on the Funds’ website at www.meridianfund.com.

The Investment Adviser may actively trade portfolio securities, which may lead to higher transaction costs that may affect a Fund’s performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

Except for Meridian Small Cap Growth Fund, the Funds do not engage in short sales, but the Board may permit a Fund to engage in such transactions in the future. Meridian Small Cap Growth Fund may engage in short sales. However, it is currently not anticipated that short sales will be a material investment activity of the Fund.

MERIDIAN EQUITY INCOME FUND

INVESTMENT OBJECTIVE

The MERIDIAN EQUITY INCOME FUND seeks long-term growth of capital along with income as a component of total return.

INVESTMENT STRATEGIES

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of dividend-paying equity securities. Under normal circumstances, these securities will primarily be equity securities of U.S. companies that pay dividends or interest, have the potential for capital appreciation and which the Investment Adviser believes may have the capacity to raise dividends in the future. In addition to common stocks, equity securities may include, among other instruments, preferred stock as well as securities convertible into common stock. The Fund may also invest in securities of foreign companies (denominated in U.S. dollars or foreign currencies), including emerging market companies. The Fund may invest up to 25% of its total assets, calculated at the time of purchase, in securities of foreign companies, including emerging market companies.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. Shareholders will receive at least 60 days’ prior notice of any change to the principal investment strategies relating to the type of securities in which 80% of the value of the Fund’s net assets must be invested. The Fund may invest in securities of companies with any capitalization across a broad range of industries. The Fund may also invest a portion of its assets in debt or fixed income securities, including higher yield, higher risk, lower rated or unrated corporate bonds, commonly referred to as “junk bonds.” These are bonds that are rated Ba or below by Moody’s or BB or below by S&P, are in default or are unrated but of comparable quality as determined by the Investment Adviser.

The mix of the Fund’s investments at any time will depend on the industries and types of securities the Investment Adviser believes hold the most potential for achieving the investment objective within the Fund’s investment strategy.

MERIDIAN GROWTH FUND

INVESTMENT OBJECTIVE

The MERIDIAN GROWTH FUND seeks long-term growth of capital.

INVESTMENT STRATEGIES

The Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of publicly traded common stocks of U.S. companies. Under normal circumstances, the Fund emphasizes small- and mid-capitalization growth companies that the Investment Adviser believes may have prospects for above-average growth in revenues and earnings because of many factors, including high sales growth, high unit growth, industry growth, high or improving returns on assets and equity and a strong balance sheet. These may include companies that are relatively small in terms of total assets, revenues and earnings. The Fund may also invest in companies not meeting these criteria if the Investment Adviser believes they represent favorable investment opportunities for the Fund.

The Fund may invest in securities of companies with any capitalization across a broad range of industries, though it typically emphasizes small- and mid-capitalization companies. The Fund may also invest in debt and equity-related securities

(including convertible debt securities and warrants), bonds rated A or better by Moody’s (or, if unrated, are considered by the Investment Adviser to be of comparable quality), and securities of foreign companies (denominated in U.S. dollars or foreign currencies), including emerging market companies. The Fund may invest up to 25% of its total assets, calculated at the time of purchase, in securities of foreign companies, including emerging market companies.

The mix of the Fund’s investments at any time will depend on the industries and types of securities the Investment Adviser believes hold the most potential for achieving the investment objective within the Fund’s investment strategies.

MERIDIAN CONTRARIAN FUND

INVESTMENT OBJECTIVE

The MERIDIAN CONTRARIAN FUND seeks long-term growth of capital.

INVESTMENT STRATEGIES

The Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of publicly traded common stocks of U.S. companies. Under normal circumstances, the Fund emphasizes stocks which the Investment Adviser believes are undervalued in relation to an issuer’s long-term earnings power or asset value, or the stock market in general. Securities in which the Fund invests may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the issuer of the security. Any or all of these factors may provide buying opportunities at attractive prices compared to historical or current market price-earnings ratios, book value, underlying asset value, or the long-term earnings prospects of the company. In addition, the

Fund’s policy of investing in securities that may be temporarily out of favor differs from the investment approach followed by many other mutual funds with a similar investment objective, including the Meridian Growth Fund. Many such mutual funds typically do not invest in securities that have declined sharply in price, are not widely followed, or are issued by companies that have reported poor earnings or have suffered a downturn in business. The Investment Adviser believes, however, that the securities of companies that may be temporarily out of favor due to earnings declines or other adverse developments may offer good investment opportunities for the Fund.

The Fund may invest in securities of companies with any capitalization across a broad range of industries. The Fund may also invest in debt and equity-related securities (such as convertible debt securities, bonds and warrants) and securities of foreign companies (denominated in U.S. dollars or foreign currencies), including emerging market companies. The Fund may invest up to 25% of its total assets, calculated at the time of purchase, in securities of foreign companies, including emerging market companies.

The mix of the Fund’s investments at any time will depend on the industries and types of securities the Investment Adviser believes hold the most potential for achieving the Fund’s investment objective within the Fund’s investment strategies.

The Fund intends to invest at least 65% of its total assets in common stocks and equity-related securities (such as convertible debt securities and warrants). The Fund may invest up to 35% of its total assets in debt or fixed income securities, including higher yield, higher risk, lower rated or unrated corporate bonds, commonly referred to as “junk bonds.” These are bonds that are rated Ba or below by Moody’s or BB or below by S&P, or are unrated but of comparable quality as determined by the Investment Adviser. The Fund may invest up to

10% of its total assets in securities rated below Ca by Moody’s or C by S&P, or are unrated but of comparable quality as determined by the Investment Adviser.

The Fund may purchase high yield bonds that the Investment Adviser believes will increase in value due to improvements in their credit quality or ratings, anticipated declines in interest rates or improved business conditions for the issuers.

MERIDIAN SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE

The MERIDIAN SMALL CAP GROWTH FUND seeks long-term growth of capital by investing primarily in equity securities of small capitalization companies.

INVESTMENT STRATEGIES

The Fund seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets, including the amount of any borrowings for investment purposes, in U.S. equity securities (including common stocks, preferred stocks and securities convertible into common and preferred stocks) of small capitalization companies. In the view of the Investment Adviser, small capitalization companies are defined as companies whose total market capitalization falls within the range of companies included in the Russell 2000® Growth Index or the S&P SmallCap 600® Index at the time of purchase. Both indices are broad indices of small capitalization stocks. At September 30, 2014, the market capitalization of the companies in these indices ranged from approximately $50 million to $4.8 billion. The Fund may also invest up to 20% of its net assets in securities of companies of any market capitalization.

The portfolio managers apply a “bottom up” fundamental research process in selecting investments. In other words, the portfolio managers analyze individual companies to determine if a company presents an attractive investment opportunity and if it is consistent with the Fund’s investment strategies and policies.

TEMPORARY INVESTMENTS

When the Investment Adviser concludes, on the basis of its analyses of the economy, political conditions, or its own valuation guidelines and standards, that general market or other conditions warrant the reduction of some or all of a Fund’s equity securities holdings, the Fund may adopt a temporary defensive posture to preserve capital and, if possible, to achieve positive returns in defensive type investments. Similarly, a Fund may also temporarily depart from its investment strategies in order to manage large cash inflows, maintain liquidity necessary to meet shareholder redemptions or for other reasons (e.g., when the Fund is implementing a revised investment strategy). During such periods, a Fund may hold a portion or all of its assets in cash, money market instruments or corporate debt obligations, or take other investment positions that depart from its ordinary investment strategies. This may cause a Fund to temporarily forego greater investment returns, and the Fund may not achieve its investment objective during such periods.

FURTHER INFORMATION ABOUT PRINCIPAL RISKS

INVESTMENT STRATEGY RISK

The Investment Adviser’s investment strategies and securities selection method may fail to produce the intended results or achieve a Fund’s investment objective. In addition, the Investment Adviser’s investment approach may be out of favor at times, causing a Fund to underperform funds that also seek such investment objectives but use different approaches to the stock selection and portfolio construction process. A Fund’s shares, as a result, may lose value and/or underperform other funds with similar investment objectives. Accordingly, there is no assurance that a Fund will meet its investment objective or that the value of your investment will not decline.

MARKET RISK

Market risk refers to the possibility that the market values of securities or other investments that a Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies or other issuers (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in a Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes (or perceived changes) in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. As a result, the value of your investments in a Fund may be more or less than the value of your purchase price.

GROWTH SECURITIES RISK

Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. If the Investment Adviser’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing a Fund’s returns. A mutual fund investing principally in growth securities may at times underperform other mutual funds that invest more broadly or that have different investment styles.

VALUE SECURITIES RISK

Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the Investment Adviser’s future value assessment of that security, may take longer than anticipated to rise to the believed value or may decline. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time. A mutual fund investing principally in value securities may at times underperform other mutual funds that invest more broadly or that have different investment styles.

SMALL COMPANY RISK

A Fund’s portfolio may include securities of smaller capitalization companies and less-seasoned companies that have limited operating histories and may not yet be profitable. These may include companies classified as small-, mid- and micro-capitalization. Investments in these companies offer opportunities for capital gain, but involve significant risks, including limited product lines, markets or financial resources, dependence on a key group of managers, the absence of a ready market for the securities (or securities which trade less frequently or in a limited volume, or only in the over-the-counter market or on a regional stock exchange), volatility of the stock price, and, in the case of unseasoned companies, the untested long-term viability of the firms’ operations. In addition, some smaller capitalization companies may not be widely followed by the investment community, which can lower the demand for their stocks.

EQUITY SECURITIES RISK

The value of a Fund’s stock investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The stock prices of smaller capitalized and newer companies tend to fluctuate more than those of larger capitalized and/or more established companies and may have a smaller market for their shares than do large capitalization companies. Convertible securities may offer less market risk than owning common shares, but the potential for capital gain may be less than a common stock investment. Preferred stock is a hybrid security that combines features of both common stock and bonds. It is equity, not debt, and is thus riskier than bonds. Whereas bond interest is a contractual expense of the issuer, preferred dividends, although payable before common dividends, are not assured (e.g., if earnings are low).

INCOME RISK

The amount of the distributions paid by a Fund generally depends on the amount of dividends and/or interest received by the Fund on the securities it holds. A Fund may not be able to pay distributions or may have to reduce its distribution level if the dividends and/or interest the Fund receives from its investments decline or are insufficient to pay such distributions.

DEBT SECURITIES RISK

Each Fund may invest in debt securities of both governmental and corporate issuers. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. The value of a Fund’s debt securities, including bonds and convertible securities, are affected by movements in interest rates; if interest rates rise, the value of these securities may fall. Generally, the longer the average maturity of a debt security, the greater the change in its value. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect the Fund’s net asset value, but not the income it receives from debt securities it owns. Debt securities are also subject to credit, liquidity risk and prepayment and extension risk. Credit risk is the risk that the entity that issued a debt security may become unable to make payments of principal and interest, and includes the risk of default. Liquidity risk is the risk that a Fund may not be able to sell portfolio securities because there are too few buyers for them. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to a Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because a Fund’s investments are locked in at a lower rate for a longer period of time.

HIGH YIELD BOND RISK

High-yield, high risk bonds (i.e., “junk bonds”), in which only the MERIDIAN EQUITY INCOME FUND and the MERIDIAN CONTRARIAN FUND may invest, are speculative and are subject to greater volatility and risk of loss through default than investment grade securities, particularly in deteriorating economic conditions. High-yield bond values tend to reflect short-term corporate, economic and market developments and investor perceptions of the issuer’s credit quality to a greater extent than lower yielding, higher-rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. Bonds rated Ca are described by Moody’s as “highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.” Bonds rated BB+ by S&P are considered the highest speculative grade by market participants. See Exhibit A to the SAI for a complete description of the bond ratings.

FOREIGN SECURITIES RISK

Investments in foreign securities may be subject to more risks than those associated with U.S. investments, including currency fluctuations, political and economic instability and differences in accounting, auditing and financial reporting standards. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable times or prices. In addition, emerging market securities involve greater risk and more volatility than those of companies in more developed markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, are also a risk related to foreign investments.

In addition, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and practices, or regulatory requirements comparable to those applicable to U.S. companies. Emerging market securities, in particular, involve greater risk and may be more volatile than those companies in more developed markets. For example, political and economic structures in less developed countries may change rapidly, which may cause instability; their securities markets may be underdeveloped; and emerging market countries are also more likely to experience high levels of inflation, deflation or currency fluctuations, which could adversely affect their economies and securities markets. In general, there may be less public information available about non-U.S. companies. Additionally, specific local political and economic factors must be evaluated in making these investments, including trade balances and imbalances, and related economic policies; expropriation or confiscatory levels of taxation and withholding; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of the various securities markets; and nationalization policies of governments around the world. Securities of non-U.S. issuers may be denominated in currencies other than the U.S. dollar. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars. The value of currencies may fluctuate in a manner unrelated to the investment performance of the securities denominated in those currencies.

OPTIONS RISK

Investments in options involve risks different from, and possibly greater than, investing directly in the underlying security, asset or other reference, including, among others, the risk that the counterparty to an option may not perform or may be unable to perform in accordance with the terms of the instrument, the potential that, at times, there may not be a liquid secondary market for the options (as described above), and the risk of imperfect correlation between any movement in the price or value of options and their underlying security, asset or other reference. Such events, as well as circumstances under which a Fund is required to purchase the underlying asset at a disadvantageous price, may result in losses to the Fund. In addition, options also may involve a small initial investment relative to the risk assumed, which could result in losses that are greater than the amount originally invested.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

ORGANIZATION AND MANAGEMENT

MERIDIAN FUND, INC.

Meridian Fund, Inc.® (“Meridian”) is an open-end management investment company consisting of four separate series, which includes the Meridian Equity Income Fund, the Meridian Growth Fund, the Meridian Contrarian Fund and the Meridian Small Cap Growth Fund (each, a “Fund” and collectively, the “Funds”), each of which is classified as a “diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

THE INVESTMENT ADVISER

Arrowpoint Asset Management, LLC, located at 100 Fillmore St., Suite 325, Denver, CO 80206, serves as the investment adviser to the Funds. The Investment Adviser, an investment adviser registered with the Securities and Exchange Commission (“SEC”) since 2009 and privately owned by its principals, manages the investments of the Funds’ portfolios, provides administrative services and manages Meridian’s other business affairs. These services are subject to general oversight by the Board. Pursuant to an Investment Management Agreement and Service Agreement between Meridian, on behalf of the Funds, and the Investment Adviser, (the “Management Agreement”), the Investment Adviser provides investment advisory services to each Fund.

Prior to September 5, 2013, the Funds, other than the Meridian Small Cap Growth Fund, were managed by Aster Investment Management Co., Inc. (the “Previous Investment Adviser”) pursuant to an Investment Management Agreement and Service Agreement between Meridian, on behalf of such Funds, and the Previous Investment Adviser, dated July 13, 2012 (the “Aster Management Agreement”). On May 15, 2013, the Previous

Investment Adviser entered into an agreement (the “Asset Purchase Agreement”) to sell substantially all of its assets, including its rights with respect to the Aster Management Agreement, and transfer certain liabilities to Arrowpoint AIM LLC, a wholly-owned subsidiary of the Investment Adviser (the “Transaction”). The Transaction was subject to certain conditions to closing, including, among others, approval by the Board and by shareholders of the Meridian Equity Income Fund, the Meridian Growth Fund and the Meridian Contrarian Fund of a new investment management agreement between the Investment Adviser and Meridian, on behalf of each of such Funds; such approvals were obtained on June 11, 2013 and August 28, 2013, respectively. The closing of the Transaction occurred on September 5, 2013 and resulted in the automatic termination of the Aster Management Agreement.

PORTFOLIO MANAGERS

Larry Cordisco

Co-Portfolio Manager of Meridian Contrarian Fund.

Employed by the Investment Adviser as an investment management professional since 2013. Mr. Cordisco was formerly employed with the Previous Investment Adviser since 2012 and, before that, from 2003 to 2011. Before joining the Previous Investment Adviser in 2003, Mr. Cordisco was an associate analyst in investment research at Bank of America Securities.

James England, CFA

Co-Portfolio Manager of Meridian Contrarian Fund.

Employed by the Investment Adviser as an investment management professional since 2013. Mr. England was formerly employed with the

Previous Investment Adviser since 2001. Before that, Mr. England was an equities derivatives trader with TD Securities from 2000 to 2001.

Chad Meade

Co-Portfolio Manager of Meridian Growth Fund and Meridian Small Cap Growth Fund

Employed by the Investment Adviser as an investment management professional since 2013. Mr. Meade previously served as a co-portfolio manager and Executive Vice President of the Janus Triton Fund and the Janus Venture Fund. He has 15 years of experience in the financial industry and focused on small and mid-capitalization stocks in the health care and industrials sectors as an equity research analyst at Janus Capital Management LLC from 2001 to 2011. Prior to starting with Janus in August 2001, Mr. Meade was a financial analyst for Goldman Sachs’ global investment research team. He graduated summa cum laude from Virginia Tech with a Bachelor’s degree in Finance and was a member of the Omicron Delta Kappa Honor Society.

James O’Connor, CFA

Co-Portfolio Manager of Meridian Contrarian Fund.

Employed by the Investment Adviser as an investment management professional since 2013. Mr. O’Connor was formerly employed with the Previous Investment Adviser since 2004. From 2003 to 2004, Mr. O’Connor was a Research Associate with RBC Dain Rauscher. Mr. O’Connor was an Investment Bank Intern at RSM Equico in 2002. From 2000 to 2001, Mr. O’Connor was a Compliance Associate at Thomas Weisel Partners.

Brian Schaub, CFA

Co-Portfolio Manager of Meridian Growth Fund and Meridian Small Cap Growth Fund

Employed by the Investment Adviser as an investment management professional since 2013. Mr. Schaub previously served as a co-portfolio manager and Executive Vice President of the Janus Triton Fund and the Janus Venture Fund. He has 14 years of experience. Mr. Schaub served as an equity research analyst at Janus Capital Management LLC from 2000 to 2011, focused on small and mid-capitalization stocks in the communications sector. He graduated cum laude from Williams College with a Bachelor’s degree in Economics. Mr. Schaub also holds a Chartered Financial Analyst designation.

Minyoung Sohn, CFA

Portfolio Manager of Meridian Equity Income Fund

Employed by the Investment Adviser as a principal and portfolio manager since 2008. Mr. Sohn previously served as a portfolio manager and Executive Vice President of the Janus Growth and Income Fund and the Janus Fundamental Equity Fund. He has 16 years of experience in the financial industry and focused on a broad range of sectors as an equity research analyst (1998 to 2004) and portfolio manager (2004-2007) at Janus Capital Management LLC. He graduated cum laude from Dartmouth College with a Bachelor’s degree in Government and Economics.

The SAI provides additional information about Larry Cordisco, James England, Chad Meade, James O’ Connor, Brian Schaub, and Minyoung Sohn including their compensation structure, other accounts they manage and their ownership of securities in each Fund they manage.

MANAGEMENT FEES AND OTHER EXPENSES

Management Fees.    Meridian Equity Income Fund pays the Investment Adviser an annual fee of 1.00% of the first $10 million of the Fund’s average daily net assets, 0.90% of the next $20 million of the Fund’s average daily net assets, 0.80% of the next $20 million of the Fund’s average daily net assets and 0.70% of the Fund’s average daily net assets in excess of $50 million.

Meridian Growth Fund pays the Investment Adviser an annual fee of 1.00% of the first $50 million of the Fund’s average daily net assets and 0.75% of the Fund’s average daily net assets in excess of $50 million.

Meridian Contrarian Fund pays the Investment Adviser an annual fee of 1.00% of the Fund’s average daily net assets.

Meridian Small Cap Growth Fund pays the Investment Adviser an annual fee of 1.00% of the Fund’s average daily net assets. The management fees are computed daily and paid monthly. For the fiscal year ended June 30, 2014 the Investment Adviser received an investment advisory fee of 0.93% of the average daily net assets for the Meridian Equity Income Fund, 0.76% of the average daily net assets for the Meridian Growth Fund and 1.00% of the average daily net assets for the Meridian Contrarian Fund. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement between the Investment Adviser and Meridian on behalf of the Meridian Small Cap Growth Fund, the Meridian Growth Fund, the Meridian Contrarian Fund and the Meridian Equity Income Fund is currently available in the Semi-annual report to shareholders dated December 31, 2014.

Expenses.    Expenses common to the Funds are generally allocated to each Fund in proportion to its relative net assets. Expenses arising in connection with a Fund are charged directly to that Fund. Expenses directly attributable to a specific class of shares of a Fund are charged to that share class.

The Investment Adviser has agreed to waive a portion of the investment advisory and/or administration fees and/or reimburse other expenses of the Meridian Equity Income Fund so that the ratio of expenses to average net assets of the Meridian Equity Income Fund (excluding acquired fund fees) does not exceed 1.60% for Class A and 2.00% for Class C. These expense limitations may not be amended or withdrawn until October 30, 2016.

The Investment Adviser has agreed to waive a portion of the investment advisory and/or administration fees and/or reimburse other expenses of the Meridian Growth Fund so that the ratio of expenses to average net assets of the Meridian Equity Income Fund (excluding acquired fund fees) does not exceed 1.55% for Class A and 2.25% for Class C. These expense limitations may not be amended or withdrawn until October 30, 2016.

The Investment Adviser has agreed to waive a portion of the investment advisory and/or administration fees and/or reimburse other expenses of the Meridian Contrarian Fund so that the ratio of expenses to average net assets of the Meridian Equity Income Fund (excluding acquired fund fees) does not exceed 1.60% for Class A and 2.20% for Class C. These expense limitations may not be amended or withdrawn until October 30, 2016.

Lastly, the Investment Adviser has agreed to waive a portion of the investment advisory and/or administration fees and/or reimburse other expenses of the Meridian Small Cap Growth Fund so that the ratio of expenses to average net assets of the Meridian Equity Income Fund (excluding acquired fund fees) does not exceed 1.60% for Class A and 2.25% for Class C. These expense limitations may not be amended or withdrawn until October 30, 2016.

Each Fund, as applicable, will carry forward the expenses in excess of the expense limitation that were waived or reimbursed by the Investment Adviser for a period not to exceed three years from the date on which a waiver or reimbursement was made, and, subject to the approval of the Board, may repay the Investment Adviser such amounts, provided that the Fund is able to effect such repayment while still maintaining the expense limitation. Either the Fund or the Investment Adviser can modify or terminate these repayment arrangements at any time. Any reimbursement or repayment will be on a monthly basis, subject to year-end adjustment. During the six month period ended December 31, 2014, the Investment Adviser voluntarily agreed to reimburse certain expenses of the Growth Fund, the Contrarian Fund, the Equity Income Fund and the Small Cap Growth Funds in order to limit aggregate operating expenses of their Class A shares (f/k/a Advisor Shares) from exceeding the amounts listed below. No data exists with respect to Class C because such class had not commenced operations as of the date of this Prospectus.

Expense Limitation
Growth Fund
Class A	1.55%
Contrarian Fund
Class A	1.60%
Equity Income Fund
Class A	1.60%
Small Cap Growth Fund
Class A	1.60%

With respect to these limits, the Investment Adviser reimbursed the following amounts for Class A shares (f/k/a Advisor shares) during the six month period ended December 31, 2014.

Growth Fund
Class A	$1,540
Contrarian Fund
Class A	$4,101
Equity Income Fund
Class A	$4,757
Small Cap Growth Fund
Class A	$8,911

THE DISTRIBUTOR

Destra Capital Investments LLC, located at One North Wacker, 48th Floor, Chicago, IL 60606 (the “Distributor” or “Destra”), a related entity of the Investment Adviser, has entered into a distribution agreement with Meridian. The Distributor and its affiliates may pay commissions, distribution fees and/or other compensation to entities for selling Fund shares and providing certain distribution-related services to the Funds’ shareholders. Destra also may receive, and may direct to other eligible financial intermediaries, compensation for providing, directly or indirectly, personal/liaison and related shareholder support services to Fund shareholders, and may be reimbursed for providing omnibus account services, as further described in the section of the prospectus entitled “Shareholder Information – Distribution, Shareholder Servicing and Omnibus Account Services.”

THE TRANSFER, REDEMPTION AND DISBURSING AGENT

BNY Mellon Investment Servicing (US) Inc. serves as Transfer Agent, redemption, dividend disbursing agent for each Fund and may, in certain circumstances, also serve as shareholder servicing agent for each Fund. BNY Mellon Investment Servicing (US) Inc. is located at 760 Moore Road, King of Prussia, PA 19406.

THE CUSTODIAN

The Bank of New York Mellon is located at One Wall Street, New York, New York, 10286, and serves as custodian of all securities and funds owned by the Funds.

SHAREHOLDER INFORMATION

CHOOSING A SHARE CLASS

Each Fund offers both the Class A and Class C shares, each representing an interest in the same portfolio but with differing features, such as fees and eligibility requirements. It is important to consider carefully and/or consult with your advisor, broker, dealer, bank, insurance company or other entity (each, generally referred to as a “financial intermediary” and, collectively, as “financial intermediaries”) for additional information on which classes of shares of the Funds, if any, are an appropriate investment choice based on your investment objectives and needs. Certain financial intermediaries may not sell all classes of shares of the Funds and all of such classes may not be available to all investors. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, redeem or exchange Fund shares.

If your financial intermediary sells more than one class of shares of a Fund, you should carefully consider which class (or classes) of shares is most appropriate for your investment objectives and needs. Certain classes have higher expenses than others, which may lower the return on your investment. The differential between classes also will vary depending on the actual investment return for any given investment period. We encourage you to consult with your financial intermediary who can help you with your investment decisions. For further details, please see the SAI.

Below is a summary of certain eligibility requirements and features, including fees, of Class A and Class C shares of the Funds. The Class A share class imposes a 5.75% maximum front end sales charge and employs a traditional breakpoint discount based on the amount of the initial investment. A Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be deducted with respect to Class C shares redeemed within 12 months of purchase, unless a waiver applies. Each class of shares of the Funds is subject to minimum investment amounts, which may vary by class. Such minimum investment amounts are set forth in the chart that follows the summary of share class eligibility requirements below. There is a $500,000 maximum on any single purchase of Class C shares. For investors who wish to purchase more than the $500,000 maximum worth of shares, the sales charge and expense structure of Class A shares may be more advantageous.

Eligible Investors

Class A Shares

Class A shares are generally available for purchase through financial intermediary platforms including, but not limited to, traditional brokerage platforms, self-directed brokerage accounts, mutual fund wrap fee programs, bank trust platforms and retirement platforms. Class A shares sales charges are as follows:

Class A Shares Sales Charge:
Initial sales charge on purchases	Up to 5.75%[1] Reduction for purchases of $50,000 or more Waived for purchases of $1 million or more
Deferred sales charge	None

Minimum initial investment	$2,500[2]
Maximum purchase	None
Minimum aggregate account balance	None
Rule 12b-1 fee	Up to 0.25% annual distribution and/or shareholder servicing fee

[1]	May be waived under certain circumstances.
[2]	Certain tax-deferred retirement accounts or UGMA/UTMA accounts are subject to a $500 minimum.

The initial sales charge imposed on the purchase of Class A shares is based on the amount invested, as set forth in the table below. The proceeds of any applicable sales charge are allocated between the Distributor and your financial intermediary. The table below sets forth the amount of the applicable sales charge as a percentage of offering price and net amount invested. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

	Class A Shares Sales Charge as a Percentage of:
Amount of Purchase at Offering Price	Offering Price[1]	Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 or more	None	None	None

[1]	Offering Price includes the initial sales charge.

Class A shares may be offered with a reduced or waived initial sales charge under certain circumstances. For more information, please refer to the section herein entitled “Qualifying for a Reduction or Waiver of Class A Shares Sales Charge.” Class A shares allow for payment of up to 0.25% of net assets to financial intermediaries for providing distribution, and/or other, shareholder services to their clients. In addition, Class A shares allow for payment to financial intermediaries for providing administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts or other shareholder services provided on behalf of their clients.

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge

You may be able to lower or eliminate your sales charge on Class A shares under certain circumstances. For example, when purchasing new Class A or Class C shares, you can combine Class A shares and Class C shares you already own

(either in this Fund or in certain other Meridian funds) with your current purchase to take advantage of the breakpoints in the sales charge schedule as set forth above. The circumstances under which you may combine such ownership of shares and purchases are described below. If you would like more information on aggregating shares to take advantage of the breakpoints, please contact your financial intermediary.

Class A shares may be offered without an initial sales charge under any of the following conditions:

•

purchases for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements with the Fund and/or the Distributor specifically for such purchases (may be subject to a CDSC);

•

purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with a fee-based advisory program, provided that the financial intermediaries or their trading agents have entered into special arrangements with the Fund and/or the Distributor specifically for such purchases;

•

purchases by investors maintaining a self-directed brokerage account with a registered broker-dealer that has entered into an agreement with the Fund and/or the Distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees;

•

purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners and has entered into special arrangements with the Fund and/or the Distributor specifically for such purchases;

•	registered representatives and other employees of financial intermediaries that have selling agreements with the Fund and/or the Distributor to sell Class A shares;

•

purchases by trustees or custodians of any pension or profit sharing plan or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with the Fund and/or the Distributor; and

•

purchases by (i) directors, officers and employees of Meridian Fund, Inc. and Arrowpoint and each of their affiliates, (ii) trustees and officers of the Fund, and (iii) directors and officers of any sub-adviser to a Meridian Fund, Inc., including retired persons who formerly held such positions and immediate family members of such purchasers. (Immediate family members are defined as spouses, domestic partners, parents and children.)

To receive a reduced or waived front-end sales charge, you must let your financial intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. These other accounts may include the accounts described under “Aggregating Accounts.” It is possible that your financial intermediary will require documentation, such as an account statement, to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents or your financial intermediary may not retain this information.

Right of Accumulation. You may purchase Class A shares of the Funds at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s NAV (net amount invested) of all eligible shares (as set forth herein) and applying the sales charge applicable to such aggregate amount. Shares eligible for aggregation include Class A shares of the Funds and of certain other classes (Class A shares and Class C shares) of Meridian Fund, Inc. funds then held by you, or held in accounts identified under “Aggregating Accounts.” In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of initial purchase of shares that qualify for the right of accumulation to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent. You can also reduce the sales charge on the purchase of Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares (including Class A shares in other series of the Meridian Fund, Inc. funds) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the letter. In order to apply purchases toward the intended amount, you must refer to such letter when placing all orders.

When calculating the applicable sales charge to a purchase pursuant to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes: (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent; minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any applicable sales charge. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts. In calculating the applicable breakpoint and sales charge on large purchases or those made through the exercise of a Letter of Intent or right of accumulation, investments made by you (and your spouse, domestic partner and children under age 21) on any given day may be aggregated if made for your own account(s) and/or certain other accounts such as: trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased); solely controlled business accounts; and single-participant retirement accounts. To receive a reduced sales charge under the right of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

You may access information regarding sales loads, breakpoint discounts and purchases of the Funds’ shares, free of charge, and in a clear and prominent format, on our website at www.meridianfund.com and by following the appropriate hyperlinks to the specific information.

Class C Shares

Class C shares will generally be offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms and retirement platforms. Class C shares allow for the payment of up to 0.75% of net assets to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. Class C shares also allow for the payment of fees to financial intermediaries for providing administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

There is a $500,000 maximum on any single purchase of Class C shares. For investors who wish to purchase more than $500,000 worth of shares, the sales charge and expense structure of Class A shares may be more advantageous.

Commission on Class C shares

The Distributor may pay to your financial intermediary a commission rate of 1.00% of the NAV of the Class C shares purchased. Service providers to qualified plans will not be eligible to receive this commission if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C shares.

DISTRIBUTION, SHAREHOLDER SERVICING AND OMNIBUS ACCOUNT SERVICES

Distribution Fees

In accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Funds have adopted shareholder servicing plans for Class A shares and Class C shares (the “Class A Plan,” and “Class C Plan” respectively, or collectively the “Plans”). Under the terms of the distribution plan, the Funds are authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution-related services provided by such entities for their customers, or to be retained by the Distributor for its performance of such services.

Such financial intermediaries are required to meet certain conditions in order to be eligible to receive distribution fees. The table below shows the annual distribution fees (as a percentage of average daily net assets) applicable to each share class of the Funds:

Share Class	Distribution Fee
Class A Shares	0.25%
Class C Shares	1.00	%*

*	Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.

Under the terms of the Plans, the Funds are authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds.

Such financial intermediaries may from time to time be required to meet certain criteria in order to be eligible to receive 12b-1 fees. Typically, under the adopted Class C Plan, the Distributor retains all fees paid for the first 12 months pursuant to the Plan on any investment in Class C shares in order to recoup prior expenses incurred with respect to the payment of an 1% commission on sales of Class C shares to the financial intermediary. Accordingly, financial intermediaries will become eligible for monthly compensation under the Class C Plan beginning in the 13th month following the purchase of Class C shares. However, certain financial intermediaries may elect not to receive the initial 1% commission, in which case the Distributor will pay the monthly 12b-1 fees to such financial intermediary beginning the first month following the purchase of Class C shares as such fees accrue. The Class C shares for which a financial intermediary elects not to receive the initial 1% commission will not be subject to a CDSC. The Distributor is entitled to retain some or all fees payable under the Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds’ assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Servicing Fees

The Board has approved, and the Funds have adopted, a shareholder servicing plan, which sets the shareholder servicing fees that are periodically deducted from the Funds’ assets for certain of the share classes of the Funds (“Shareholder Servicing Fees”). These fees are calculated daily, may vary by share class and are intended to compensate eligible financial intermediaries, including Destra, for providing, directly or indirectly, certain personal/liaison and related shareholder support services to Fund shareholders. Because the fees are paid out of a Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual shareholder servicing fee (as a percentage of average daily net assets) applicable to each share class of the Funds:

Share Class	Shareholder Servicing Fee
Class A Shares	0.05%[1]
Class C Shares	0.05%[1]

1.

With respect to the Meridian Contrarian Fund and the Meridian Small Cap Growth Fund, and consistent with current limitations determined by the Board, Class A and Class C of such Funds are authorized to pay only 0.05% as a Shareholder Servicing Fee at this time. This limitation may not be amended or withdrawn until one year after the date of this prospectus.

Omnibus Account Services Fees

The Funds may reimburse certain financial intermediaries, including Destra, for their costs associated with providing certain omnibus account services, including record keeping, sub-accounting of shareholder accounts and order processing pursuant to omnibus account services arrangements (“Omnibus Account Services Fees”). Omnibus Account Services Fees are to be consistent with applicable industry standards and, in all respects, commercially reasonable.

Other Financial Intermediary Compensation

The Distributor, the Investment Adviser and their affiliates may make payments, from their own resources, to financial intermediaries for marketing/sales support services relating to the Funds (“Marketing Support Payments”). Marketing Support Payments are in addition to Distribution Fees, Shareholder Servicing Fees, and Omnibus Account Services Fees that may be paid to eligible financial intermediaries, including Destra, as appropriate. Such payments are generally based upon one or more of the following factors: average net assets of a Fund sold by the Distributor attributable to that financial intermediary, gross sales of a Fund distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the Distributor, the Investment Adviser and their affiliates may make increased payments on a basis other than those described above when dealing with certain financial intermediaries. Such increased payments may enable such financial intermediaries to offset credits that they may provide to customers.

In addition to the payments described above, the Distributor, the Investment Adviser and their affiliates may make other payments or allow promotional incentives to broker-dealers to the extent permitted by the SEC and the Financial Industry Regulatory Authority rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Adviser and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Funds. You can find further details in the SAI about the payments made by the Distributor, the Investment Adviser and their affiliates, as well as a list of the financial intermediaries, if any, to which the Distributor and the Investment Adviser have agreed to make Marketing Support Payments.

Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial advisors may have a financial incentive for recommending a Fund or a particular share class over others.

PRICING OF FUND SHARES

The price you pay or receive when you buy, sell or exchange shares is a Fund’s next determined net asset value (or “NAV”) per share for a given share class after the Transfer Agent receives all required documents in good order (as described below). NAV is computed as of the close of business of the New York Stock Exchange (“NYSE”) each day that it is open for trading, which is typically at 4:00 p.m. Eastern Time. Orders received before the close of business are typically priced at a Fund’s NAV per share as computed on that day. Orders received after the close of business are typically priced at a Fund’s NAV per share as computed on the next business day.

NAV per share is determined by totaling the value of all portfolio securities, cash and other assets, including accrued interest and dividends, attributable to a class, and subtracting from that all liabilities, including accrued expenses, attributable to a class. The total NAV is divided by the total number of outstanding shares of the class to determine the NAV of each share.

Securities in each Fund’s portfolio are valued primarily on market quotes, or, if quotes are not available, by a method that the Board believes would accurately reflect the securities’ fair value. Fair value pricing, for example, may be used for high-yield debt securities when available pricing information is stale or is determined for other reasons not to accurately reflect fair value.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE), which is usually 4:00 p.m. Eastern Time. Equity securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price. Foreign securities shall be valued in U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values (as described below).

Fixed income (debt) securities with original or remaining maturities more than 60 days are typically valued at the mean of their quoted bid and asked prices. Short-term fixed income securities of sufficient credit quality with 60 days or less to maturity are typically amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

Securities and other assets for which reliable market quotations are not readily available will be valued at their fair value as determined by the Investment Adviser under the policy and procedures adopted by, and under the general supervision of, the Board. The Investment Adviser may determine that fair value pricing is appropriate for securities that, for example, are thinly traded or illiquid, or where the Investment Adviser believes that the prices provided by a pricing service are not accurate or where such prices are not available. When fair valuation is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. For example, a Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. Significant events that may impact the value of securities principally traded in foreign markets (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close and the time that a Fund calculates its NAV. Because the frequency of significant events is not predictable, fair value pricing of certain common stocks may or may not occur on a frequent basis. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause a Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.

Shares of a Fund will not be priced on the days on which the NYSE is closed for trading, and on the following holidays or days on which the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

ACCOUNT RULES AND POLICIES

Mandatory Redemption

If your account in Class A or Class C of a Fund falls below $750 for any reason other than market fluctuations, we will ask you to add to your account. If your account balance is not brought up to the amount at which such mandatory redemption would apply or you do not send us other instructions, we reserve the right to redeem your shares and send you the proceeds. Before doing so, you will be given at least 60 days’ notice to bring the account up to the applicable amount.

Medallion Signature Guarantee

Medallion guarantees are only required for mailed redemption requests under the following circumstances: (1) if the address on your account was changed within the last 15 days; (2) if the amount of the redemption exceeds $100,000 and includes bank account information that is not currently on file with Meridian or if all of the owners of your Fund account are not included in the registration of the bank account provided; or (3) if the redemption is made payable to a third party. You can get a

Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

Other Documents

Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, please call 1-800-446-6662.

Share Transfers

You may transfer shares of a Fund by delivering to the Transfer Agent: (1) a letter of instructions, signed exactly as the shares are registered by each registered owner, which identifies clearly the exact names in which the account presently is registered, the account number, the number of shares to be transferred, and the names, address and social security or tax identification number of the account to which the shares are to be transferred, (2) stock certificates, if any, which are the subject of the transfer, and (3) an instrument of assignment (“stock power”), which should specify the total number of shares to be transferred and on which the signatures of the registered owners have been guaranteed. (See “Medallion Signature Guarantee.”) Additional documents are required for transfers by corporations, executors, administrators, trustees and guardians. If you have questions about the documents required, call 1-800-446-6662. If the transfer establishes a new account, you must also submit a new application. Meridian is not bound to record any transfer on the stock transfer books maintained by the Transfer Agent until the Transfer Agent has received all required documents.

Short-Term Trading Policy

The Funds are intended for long-term investors and not for those who wish to trade frequently in their shares. The Funds are not intended to accommodate frequent purchases and redemptions of shares by shareholders. Short-term trading (sometimes known as “market timing”) into and out of a Fund, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders of a Fund. Short-term trading may cause a Fund to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. With this in mind, the Board has adopted a Short-Term Trading Policy (the “Policy”). Under the Policy, to discourage short-term trading in Fund shares, each Fund imposes 2.00% short-term redemption fee when shares of a Fund are redeemed (either by selling or exchanging into another Fund) within 60 days of purchase. The Policy applies to all shares of the Funds except for Class C shares.

The short-term redemption fee does not apply to: (1) shares acquired through reinvestment of dividends and other Fund distributions; (2) systematic purchases and redemptions; (3) required distributions or return of excess contributions from retirement accounts; (4) certain hardship situations such as death or disability; (5) redemptions from certain accounts held through intermediaries that have entered into an agreement with the Fund or its Distributor (Destra Capital Investments), including (i) certain employer-sponsored retirement plans; (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers’ accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers’ accounts (e.g., certain omnibus accounts where redemptions cannot be tracked to the individual shareholder); or (6) circumstances that may fall within the Funds’ short-term trading prohibitions, but which a Fund may determine in its sole discretion, including, but not limited to, limited waivers of redemption fees in order to comply with the safe harbor for “qualified investment alternatives” under the Pension Protection Act of 2006.

The Policy specifies that shares will be redeemed in the following order: first, shares acquired through reinvestment of dividends and other fund distributions; second, shares held more than 60 days; and third, shares held for 60 days or less (subject to a 2.00% short-term redemption fee). Holding periods are determined based on a first-in, first-out method. Shareholders will normally comply with the Funds’ policy regarding short-term trading by allowing 60 days to pass after each investment before they sell or exchange a Fund’s shares. Exchanges involve a redemption of shares and are subject to the redemption fee. The Funds may take appropriate action if shares are held longer than 60 days if the trading is disruptive for other reasons such as unusually large trade size. In addition, the Funds reserve the right to suspend or terminate your ability to make further purchases at any time, and to impose restrictions on purchases or exchanges on conditions that are more restrictive than those that are otherwise stated in this Prospectus. The Funds reserve the right to modify the terms of, or terminate, the short-term redemption fee at any time. The Funds and their agent also reserve the right to refuse any purchase order, at any time, by any investor or group of investors for any reason. The Funds acknowledge that certain intermediaries may impose short-term or frequent trading restrictions that differ from those of the Funds, including such intermediary’s own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Funds, and their service providers, encourage those financial intermediaries to apply the Policy to their customers who invest indirectly in the Fund.

The Policy is subject to limitations on the Funds’ ability to detect and curtail short-term or disruptive trading practices. Shareholders seeking to engage in short-term trading practices may use a variety of strategies to avoid detection. Despite the best efforts of the Funds or their agents to prevent short-term or disruptive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail short-term trading practices. The Funds may receive purchase and redemption orders through financial intermediaries and cannot always identify or reasonably detect excessive short-term trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. The Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Transfer Agent and the respective Fund that appropriate action has been taken to curtail any excessive trading activity. Omnibus accounts are commonly used by financial intermediaries and benefit plans. Omnibus accounts allow multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares using a single account where the identity of the individual shareholder(s) is not known to the Funds or their agents. If an individual shareholder in an omnibus account can be identified, they will be subject to the redemption fee.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of its service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Funds to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Funds as having engaged in transactions that violate the Funds’ excessive trading policies and procedures.

Identity Verification

Federal law requires Meridian, and your financial intermediary, to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number or other taxpayer identification number). Some financial intermediaries may also require that you provide other documents to assist in verifying your identity.

Until verification of your identity is made, the Funds may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Your financial intermediary may temporarily limit additional share purchases or even close an account if they are unable to verify your identity. Please contact your financial intermediary if you need assistance or would like to receive additional information regarding identity verification.

Policy Regarding Disclosure of Portfolio Holdings

A description of the Funds’ policies regarding disclosure of the Funds’ portfolio holdings can be found in the Funds’ SAI and on the Funds’ website at www.meridianfund.com.

Householding

In order to reduce shareholder expenses, we may, if prior consent has been provided, mail only one copy of the Funds’ Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call 1-800-446-6662. If your shares are held through a financial institution, please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

HOW TO PURCHASE SHARES

Generally, purchases of Class A shares and Class C shares may only be made through institutional channels such as financial intermediaries and retirement accounts. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Funds, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of shares. The Funds have only authorized certain financial intermediaries to receive purchase orders on the Funds’ behalf. As discussed above, pursuant to agreements with certain intermediaries, the Investment Adviser and/or Distributor may pay commissions or fees to those intermediaries for their role in the attraction and retention of shareholders to the Funds. When considering Fund recommendations made by these intermediaries, you should consider such arrangements.

Meridian may, from time to time, accept telephone purchase orders from broker dealers and institutions previously approved by Meridian. Meridian does not have a sales or service charge but those broker dealers may charge you for their services.

Because the Funds are not intended for frequent trading, the Funds reserve the right to reject any purchase order, including exchange purchases, for any reason. For more information about the Funds’ policies on frequent trading, refer to “Short Term Trading Policy”.

Keeping You Informed

As a shareholder, you will be sent the following communications:

•	confirmation statements; account statements (mailed after the close of each calendar quarter);

•	annual and semi-annual reports (mailed approximately 60 days after June 30 and December 31);

•	a 1099 tax form (mailed by the deadline established by the Internal Revenue Service (“IRS”)); and

•	a copy of the Fund’s annually updated Prospectus (mailed to existing shareholders in the fall of each year).

Automatic Investment Plan.    The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in a Fund, provided that your purchases meet the applicable minimum subsequent investment requirement and that the plan be available for shareholders of the Fund in which you are invested. To learn more about the plan and to begin participating in this plan, please call 1-800-446-6662. In addition, you may arrange for periodic purchases by authorizing your financial intermediary to debit the amount of your investment from your bank account on a day or days you specify. Contact your financial intermediary or a representative of the Distributor, if applicable, for details. Not all financial intermediaries provide this plan. The Funds may alter, modify or terminate this plan at any time.

Automated Clearing House Purchases.    Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Funds requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Funds may alter, modify or terminate this purchase option at any time.

EXCHANGES BETWEEN FUNDS

In general, you may exchange shares between Funds on any day the NYSE is open for regular trading, subject to eligibility and other requirements. Contact your financial intermediary or consult your plan documents for information on exchanging into other Funds. As with any investment, be sure to read the prospectus of any Fund(s) into which you are exchanging. An exchange from one such fund to another is generally a taxable transaction (except for certain tax-deferred accounts) and has the same tax consequences as ordinary purchases and redemptions. The Funds and the Transfer Agent employ reasonable procedures, including providing written confirmations, to confirm that the instructions received from any person with appropriate account information are genuine. Exchange redemptions and purchases are processed simultaneously at the Fund’s next determined NAV per share after the exchange order is received in good order. (See “Pricing of Fund Shares.”)

Exchanges are subject to the following conditions:

•	You may generally exchange shares of a Fund for shares of the same class of any of the other Funds sold by or available through your financial intermediary or qualified plan.

•	The Funds may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•

The exchange privilege is not intended as a vehicle for short-term or frequent trading. A Fund may suspend or terminate your exchange privilege if you make more than one round trip in such Fund in a 30-day period and may bar future purchases in such Fund or the Funds. The Funds will work with intermediaries to apply the Funds’ exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds’ policy on frequent trading, refer to “Short-Term Trading Policy.”

•

Under certain circumstances exchanges between certain classes of shares of the same Fund may be permitted. Such exchanges may be subject to a CDSC, a redemption fee or other fees, at the discretion of the Fund. Any such exchange and any CDSC, redemption fee or other fees may be waived for certain intermediaries that have entered into an agreement with the Distributor.

Exchange services are available only in states where the Fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days’ written notice.

EXCHANGES BETWEEN SHARE CLASSES

Fund shareholders may transfer shares between the Class A and Class C shares and other share classes of a Fund. Share class transfers must generally meet the minimum investment requirements described in

“Purchase and Sale of Fund Shares” in this Prospectus, though the Funds reserve the right to waive or change investment minimums. Such exchanges may be subject to a CDSC, a redemption fee or other fees, at the discretion of the Funds. Any such exchanges and any CDSC, redemption fee or other fees may be waived for certain intermediaries that have entered into an agreement with the Adviser. A share class transfer is generally not considered a taxable transaction and is not subject to a short-term redemption fee. You may request a share class transfer by telephone or by mail. Please call the Funds’ transfer agent, BNY Mellon Investment Servicing (US) Inc., at 1-800-446-6662 for more information.

Waiver of Sales Charge

The sales charge will be waived on any Class A shares received through an exchange of Class A shares of any of the Funds, which includes the Legacy Class shares and the Investor Class shares of the Funds. Class A shares or Class C shares received through an exchange of Class A shares or Class C shares, respectively, of another Fund will not be subject to any applicable CDSC at the time of the exchange. Any CDSC applicable to redemptions of Class A shares or Class C shares will continue to be measured on the shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to “How to Redeem.” Unlike Class A shares, Class C shares do not have any front-end sales charges; however, their higher annual operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

HOW TO REDEEM

Generally, redemptions may only be effected through financial intermediaries, retirement platforms and certain institutional investors, as applicable and described above. It is possible that your financial intermediary charges a processing or service fee in connection with the redemption of shares. Contact your financial intermediary or refer to the appropriate plan documents for details.

Shares of the Funds are redeemable on any day the NYSE Market is open. Redemptions are duly processed at the NAV next calculated after receipt of the redemption order by the Funds or their agents. Redemption proceeds, less any applicable CDSC for Class A shares or Class C shares will normally be sent seven calendar days following receipt of the redemption order.

The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem your shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Systematic Withdrawal Plan

Once you have established an account with $5,000 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum withdrawal of $100). The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the NAV of the account. Call 1-800-446-6662 to request a form to start a systematic withdrawal plan.

Redemption Price and Conditions

All shares of a Fund may be redeemed at the next NAV per share of the Fund determined after receipt of a redemption request in good order received by the Transfer Agent by mail or telephone as described above. Because the NAV of a Fund’s shares will fluctuate as a result of changes in the market value of the securities it owns, the amount you receive upon redemption may be more or less than the amount you paid for the shares. (See “Pricing of Fund Shares.”) Payment for shares redeemed in writing or by telephone, if in good order, will be made promptly after receipt, but not later than seven business days after the valuation date. Under normal conditions, each Fund imposes a 2.00% short-term redemption fee when shares of a Fund are redeemed within 60 days of purchase (see “Short-Term Trading Policy”). The Short Term Trading Policy applies to all shares of the Funds except for Class C shares. Requests for redemption which are subject to any special conditions or which specify an effective date other than as provided in this Prospectus cannot be accepted.

Although the Funds generally intend to pay redemption proceeds in cash, the Funds may redeem shares in kind under certain circumstances (such as a lack of liquidity in the Fund’s portfolio to meet redemptions). This means that the redemption proceeds will be paid in assets from a Fund’s portfolio on a pro-rata basis. If a Fund redeems your shares in kind, you may bear transaction costs and may bear market risks until such assets are converted into cash. In kind redemption proceeds could include illiquid securities. As described in the SAI, illiquid securities are those that a Fund cannot reasonably expect to receive approximately the amount the Fund values those securities within seven days.

Investment dealers handling redemption transactions may charge you for the service. Requests for redemptions will be honored but payment will be withheld until checks (including certified checks) received for the shares purchased have cleared, which can take as long as fifteen calendar days from date of purchase.

Contingent Deferred Sales Charge and Waivers

A 1.00% Contingent Deferred Sales Charge (“CDSC”) will be deducted with respect to Class C shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class C shares redeemed, as applicable.

There are certain cases in which you will be exempt from a CDSC charged to Class C shares. Among others, these include:

•	The death or disability of an account owner and to honor a qualified domestic relationships order (QDRO);

•	Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with the Distributor to waive CDSCs for such accounts;

•	Retirement accounts taking required minimum distributions;

•	The redemption of Class C shares acquired through reinvestment of Fund dividends or distributions;

•	The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class C shares during the period during which the CDSC applied;

•	If the Fund chooses to liquidate or involuntarily redeem shares in your account; or

•

If a financial intermediary elects to not receive the initial 1% commission and is receiving 12b-1 fees beginning on the first month following the purchase of Class C shares as such fees accrue, where an agreement is in place between the financial intermediary and Destra.

To keep the CDSC as low as possible, Class C shares not subject to any CDSC will be redeemed first, followed by shares held longest.

Class A Shares Reinstatement Privilege

After you have redeemed Class A shares, you have a onetime right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A shares.

DISTRIBUTIONS AND TAX STATUS

DISTRIBUTIONS

Each Fund intends to declare and pay distributions from the Fund’s net investment income, if any, annually. The amount depends on earnings, the financial condition of the Fund and other factors. Each Fund will also distribute any net realized capital gains to shareholders annually. A Fund may make additional distributions of any net investment income or net realized capital gains near or following the end of the calendar year. All distributions will be automatically reinvested in additional shares unless you elect to receive payment in cash. The NAV of shares will be reduced by the amount of your distributions.

If you purchase Fund shares shortly before the record date for a distribution, you will pay the full price for the shares and receive some portion of the price back as a taxable distribution. Similarly, if you purchase shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation, which may result in future taxable distributions.

Undeliverable Distribution Checks

If you choose to receive distributions in cash and distribution checks are returned and marked as “undeliverable” or remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be cancelled and the money reinvested in the Fund. No interest is paid during the time the check is outstanding.

Cost Basis Reporting

As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the IRS the “cost basis” of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The cost basis of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. If you redeem covered shares during any year, then the Fund will report the cost basis of such covered shares to the IRS and you on Form 1099-B.

The Funds will permit you to elect from among several IRS-accepted cost basis methods to calculate the cost basis of your covered shares. If you do not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is currently the Average Cost method, will be applied to your account(s). The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares.

If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

FEDERAL INCOME TAXES

This discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus. It does not apply to tax-exempt or foreign shareholders or those holding Fund shares through a tax-deferred account, such as a 401(k) Plan or IRA. This discussion summarizes only some of the important federal income tax considerations that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation, including the federal, state, local and foreign tax consequences to you of an investment in a Fund. Additional federal income tax considerations are discussed in the SAI.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and net realized capital gains, if any. Distributions to you of a Fund’s ordinary income and net short-term capital gain, if any, generally are taxable as ordinary income. Distributions to you of a Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain regardless of how long you have held your shares.

Currently, an individual’s net long-term capital gain is subject to a maximum tax rate of 20%. Also, if you are an individual Fund shareholder, distributions attributable to dividends received by certain Funds from their investments in U.S. and certain foreign corporations will result in qualified dividend income, which is subject to a maximum tax rate of 20%, as long as certain holding period requirements are met by you for your Fund shares and by the Funds for their investments in the stock producing such dividends.

In general, distributions from a Fund are taxable to you when paid, whether you take the distributions in cash or automatically reinvest them in additional Fund shares. You will be notified in January of each year about the federal tax status of distributions made by the Funds for the prior year.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. In certain circumstances, all or a portion of capital losses realized on the redemption or exchange of Fund shares may be disallowed.

The Funds’ investments in foreign securities may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of a Fund’s distributions. A Fund may hold securities that are passive foreign investment companies for U.S. federal income tax purposes. A Fund may make certain tax elections with respect to an investment in a passive foreign investment company, which may result in an acceleration of the recognition of income and/or the recognition of ordinary income. For more information, see the SAI under “TAXES — Taxation of Fund Investments.”

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a certain threshold.

A Fund may be required to “back-up” withhold a portion of your distributions and redemption proceeds if you have not provided the Fund your taxpayer identification number in compliance with IRS rules and certified that you are not subject to back-up withholding. To avoid this, make sure you provide your correct tax identification number (Social Security number for most investors) and appropriate certification on your account application. If you do not provide us with a correct taxpayer identification number, you may also be subject to IRS penalties. The IRS may also instruct a Fund that you are subject to back-up withholding. The Funds may incur foreign taxes in connection with some of their foreign investments. In general, shareholders cannot deduct or claim a credit for these taxes.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial history. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions). Prior to July 1, 2015, Class A was known as the Advisor Class. The information for the period ended June 30, 2014 has been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ annual reports and are available upon request and incorporated by reference in the SAI.

Financial Highlights for the Class C shares is not shown because such class had not commenced operations as of the date of this Prospectus.

MERIDIAN EQUITY INCOME FUND

Selected data for each share of capital stock outstanding throughout each period.

Class A1	FOR THE PERIOD ENDED JUNE 30, 2014	FOR THE SIX MONTH PERIOD ENDED DECEMBER 31, 2014 (Not Audited)
Net asset value, beginning of period	$13.87	14.58
Income (loss) from investment operations:
Net investment income[2]	0.13	0.07
Net realized and unrealized gain	0.78	0.04
Net increase from investment operations	0.91	0.11
Less distributions to shareholders:
Distributions from net investment income	(0.20)	(0.22)
Distributions from net realized capital gains	0.00	(2.42)
Total distributions to shareholders	(0.20)	(2.64)
Net asset value, end of period	$14.58	12.05
Total return	6.69%[3]	0.49%[3]
Ratios to Average Net Assets/Supplemental Data
Net Assets, End of Period (000’s)	$13	115
Ratio of expenses to average net assets:
Before fees waived	132.38%[4]	7.73%[4]
After fees waived[5]	1.60%[4]	1.60%[4]
Ratio of net investment income to average net assets after fees waived	1.55%[4]	1.02%[4]
Portfolio Turnover Rate	35%[3]	113%[3]

[1]	Previously the “Advisor Class” that commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 4 to Financial Statements as contained in the Annual Report to Shareholders for the fiscal year ended June 30, 2014.

MERIDIAN GROWTH FUND

Selected data for each share of capital stock outstanding throughout each period.

Class A1	FOR THE PERIOD ENDED JUNE 30, 2014	FOR THE SIX MONTH PERIOD ENDED DECEMBER 31, 2014 (Not Audited)
Net asset value, beginning of period	$35.67	37.72
Income (loss) from investment operations:
Net investment loss[2]	(0.21)	(0.18)
Net realized and unrealized gain	2.26	2.82
Net increase from investment operations	2.05	2.64
Less distributions to shareholders:
Distributions from net investment income	(0.00)[3]	0.00
Distributions from net realized capital gains	0.00	(4.28)
Total distributions to shareholders	(0.00)[3]	(4.28)
Net asset value — end of period	$37.72	36.08
Total return	5.75%[4]	7.25%[4]
Ratios to Average Net Assets/Supplemental Data
Net Assets, End of Period (000’s)	$4,904	6,165
Ratio of expenses to average net assets:
Before fees waived	2.00%[5]	1.62%[5]
After fees waived[6]	1.55%[5]	1.55%[5]
Ratio of net investment loss to average net assets after fees waived	(0.93%)[5]	(0.95%)[5]
Portfolio Turnover Rate	96%[4]	25%[4]

[1]	Previously the “Advisor Class” that commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 4 to Financial Statements as contained in the Annual Report to Shareholders for the fiscal year ended June 30, 2014.

MERIDIAN CONTRARIAN FUND

Selected data for each share of capital stock outstanding throughout each period.

Class A1	FOR THE PERIOD ENDED JUNE 30, 2014	FOR THE SIX MONTH PERIOD ENDED DECEMBER 31, 2014 (Not Audited)
Net asset value, beginning of period	$42.64	45.41
Income (loss) from investment operations:
Net investment loss[2]	(0.08)	(0.06)
Net realized and unrealized gain	3.02	0.98
Net increase from investment operations	2.94	0.92
Less distributions to shareholders:
Distributions from net investment income	(0.17)	0.00
Distributions from net realized capital gains	0.00	(7.65)
Total distributions to shareholders	(0.17)	(7.65)
Net asset value — end of period	$45.41	38.68
Total return	6.91%[3]	2.31%[3]
Ratios to Average Net Assets/Supplemental Data
Net Assets, End of Period (000’s)	$462	894
Ratio of expenses to average net assets:
Before fees waived	7.46%[4]	2.84%[4]
After fees waived[5]	1.60%[4]	1.60%[4]
Ratio of net investment loss to average net assets after fees waived	(0.30%)[4]	(0.27)%[4]
Portfolio Turnover Rate	67%[3]	35%[3]

[1]	Previously the “Advisor Class” that commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 4 to Financial Statements as contained in the Annual Report to Shareholders for the fiscal year ended June 30, 2014.

MERIDIAN SMALL CAP GROWTH FUND

Selected data for each share of capital stock outstanding throughout each period.

Class A1	FOR THE PERIOD ENDED JUNE 30, 2014	FOR THE SIX MONTH PERIOD ENDED DECEMBER 31, 2014 (Not Audited)
Net asset value, beginning of period	$10.00	11.63
Income (loss) from investment operations:
Net investment loss[2]	(0.06)	(0.06)
Net realized and unrealized gain	1.69	0.95
Net increase from investment operations	1.63	0.89
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00
Distributions from net realized capital gains	0.00	(0.30)
Total distributions to shareholders	0.00	(0.30)
Net asset value, end of period	$11.63	12.22
Total return	16.30%[3]	7.73%[3]
Ratios to Average Net Assets/Supplemental Data
Net Assets, End of Period (000’s)	$6,524	24,995
Ratio of expenses to average net assets:
Before fees waived	2.99%[4]	1.73%[4]
After fees waived[5]	1.60%[4]	1.60%[4]
Ratio of net investment loss to average net assets after fees waived	(1.01%)[4]	(0.97)%[4]
Portfolio Turnover Rate	78%[3]	26%[3]

[1]	Previously the “Advisor Class” that commenced operations on December 16, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 4 to Financial Statements as contained in the Annual Report to Shareholders for the fiscal year ended June 30, 2014.

The following notice does not constitute part of and is not incorporated into the Prospectus.

MERIDIAN FUND, INC.® PRIVACY POLICY NOTICE

Meridian Fund, Inc.® shareholders are entitled to know how we protect personal information and how we limit disclosure.

Information sources.    We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms

•	Transactions with us, our affiliates, or others

Protection of information.    We do not disclose any nonpublic personal information about current or former shareholders, except as permitted or required by law. Personal information refers to information that personally identifies you or your financial accounts. This includes among other items, your social security numbers, your address and account transactions. We do not sell your personal information to anyone.

Disclosure of information.    We may send your financial adviser or other financial intermediaries or individuals (as designated by you) copies of confirmations, quarterly account statements and other documents reporting activity in your accounts. We may also provide your personal information to firms that assist us in servicing your account, such as our transfer agent. If at any time in the future it is

necessary to disclose your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure. We will not disclose your personal information to any other unaffiliated third parties, except as permitted or required by law, unless you have specifically asked us to do so; that is, opted in.

Security measures.    To protect your personal information, we permit access only by authorized employees or service providers. We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer products or provide services to you, for example, when responding to questions directly related to your account. If you ever find that your account information is incomplete, inaccurate or not current, please write to us at Meridian Fund, Inc.®, P.O. Box 9792, Providence, RI 02940 or call us at 1-800-446-6662. This privacy policy applies to all Meridian Fund, Inc.® accounts you presently have, or may open in the future using your social security number, whether or not you remain a shareholder of a Fund. If you have any questions or concerns, please contact us at the address or telephone number above.

For more information about MERIDIAN FUND, INC.® the following documents are available free upon request. You can download shareholder reports and the Funds’ Statement of Additional Information at no cost from our website at www.meridianfund.com.

Annual/Semi-annual Reports:

The Funds’ Annual and Semi-annual Reports to Shareholders contain detailed information about the Funds’ portfolios.

In the Funds’ Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI):

The SAI provides additional information about the Funds, including operations and investment strategies. It is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

You may obtain free copies of the reports and the SAI, request other information or make shareholder inquiries, by visiting the Meridian Fund, Inc. website at www.meridianfund.com. To request additional information or to speak with a representative of the Funds, contact us at:

MERIDIAN FUND, INC.®

P.O. Box 9792

Providence, RI 02940

1-800-446-6662

You can also review the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the commission at 202-551-8090. In addition, you can get text-only copies:

•	For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520, by electronic request at the following E-mail address: publicinfo@sec.gov, or by calling 202-551-8090

•	Free from the Commission’s Website at http://www.sec.gov.

Investment Company Act File No. 811-04014